UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2013

(Exact name of registrant as specified in its charter)

Ohio	1-11302	34-6542451
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306
(Address of principal executive offices)		(Zip Code)

(216) 689-3000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On July 18, 2013, KeyCorp issued a press release announcing its financial results for the three and six-month periods ended June 30, 2013, (the “Press Release”) and posted on its website its second quarter 2013 Supplemental Information Package (the “Supplemental Information Package”). The Press Release and Supplemental Information Package are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in the preceding paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

KeyCorp’s Consolidated Balance Sheets and Consolidated Statements of Income (the “Financial Statements”), included as part of the Press Release, are filed as Exhibit 99.3 to this report. Exhibit 99.3 is deemed “filed” for purposes of Section 18 of the Exchange Act and, therefore, may be incorporated by reference in filings under the Securities Act.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished, or filed in the case of Exhibit 99.3, herewith:

99.1	Press Release, dated July 18, 2013, announcing financial results for the three and six-month periods ended June 30, 2013.

99.2	Supplemental Information Package reviewed during the conference call and webcast.

99.3	Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, KeyCorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: July 18, 2013	/s/ Robert L. Morris
By: Robert L. Morris
Chief Accounting Officer